UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

November 10, 2005

GREENE COUNTY BANCSHARES, INC.

(Exact Name of Registrant as Specified in Charter)

Tennessee	0-14289	62-1222567
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 North Main Street, Greeneville, Tennessee		37743
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:   (423) 639-5111

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                             Entry into a Material Definitive Agreement

On November 10, 2005, Greene County Bancshares, Inc., a Tennessee corporation (the “Company”) announced that James E. Adams will join the Company as Senior Vice President and Chief Financial Officer designate in December 2005.  Mr. Adams, whose exact start date is not presently set, will assume the title of Chief Financial Officer upon the retirement of William F. Richmond, the Company’s current Senior Vice President and Chief Financial Officer at the end of 2005.  Mr. Adams has not entered into an employment agreement but the Company’s board of directors has unanimously approved the proposed material terms of Mr. Adams’ compensation arrangement with the Company, which terms are summarized in Exhibit 10.1 hereto and incorporated herein by reference.

Item 5.02.                                          Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On November 10, 2005, the Company announced that James E. Adams will join the Company as Senior Vice President  and Chief Financial Officer designate in December 2005.  Mr. Adams, whose exact start date is not presently set, will assume the title of Chief Financial Officer upon the retirement of William F. Richmond, the Company’s current Senior Vice President and Chief Financial Officer at the end of 2005.  Mr. Adams, age 60, has served as the Executive Vice President and Chief Financial Officer of Rurban Financial Corp. since March 2003.  Prior to that, he was retired after serving as the Executive Vice President, Chief Financial Officer and Corporate Secretary of Integra Bank in Evansville, Indiana from 1999 through 2001 and the Executive Vice President and Chief Financial Officer of MainStreet Financial Company in Martinsville, Virginia from 1994 to 1999.  There are no family relationships between Mr. Adams and any director or executive officer of the Company which would require disclosure under Item 401(d) of Regulation S-K and no transactions between Mr. Adams or any of his immediate family members and the Company or any of its subsidiaries which would require disclosure under Item 404(a) of Regulation S-K.

Mr. Adams has not entered into an employment agreement but a summary of the material terms of his proposed compensation arrangement are described in Item 1.01 above.

Item 9.01.                                        Financial Statements and Exhibits.

(d)                                 Exhibits

10.1                           Summary of Compensation Arrangement for James E. Adams

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREENE COUNTY BANCSHARES, INC.

By:	/s/ R. Stan Puckett
Name:	R. Stan Puckett
Title:	Chairman and Chief Executive Officer

Date:                    November 15, 2005

EXHIBIT INDEX

Exhibit No.	Description

10.1	Summary of Compensation Arrangement for James E. Adams